SCHEDULE 14a
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Filed by the registrant  [X]

         Filed by a party other than the registrant  [ ]

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                  Rule 14a-6(e)(2))

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         [ ]      Definitive Additional Materials

         [ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
                  Section 240.14a-12

                     TRANSPORT CORPORATION OF AMERICA, INC.
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X]      No fee required
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                  14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
         [ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.

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         [ ]      Fee paid previously with preliminary materials.

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                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous
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                                   TRANSPORT
                                    AMERICA

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD MAY 13, 1997

        Notice is hereby given that the Annual Meeting of Shareholders of Transport Corporation of America, Inc. will be held in the Admiral's Room at the Pool and Yacht Club, 1600 Lilydale Road, St. Paul, MN 55118, on Tuesday, May 13, 1997 at 2:30 p.m. for the following purposes:

        1.      To elect a Board of Directors.

        2. To ratify and approve amendments to the Company's 1986 Employee Stock Option Plan and 1995 Stock Plan to bring both plans into compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended.

        3. To ratify and approve the selection of independent public accountants for the current year.

        4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

        The Board of Directors has fixed the close of business on March 28, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.


By Order of the Board of Directors,
Rosalyn A. Hennen
Secretary


Eagan, Minnesota
April 3, 1997


TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY ON THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.


                    TRANSPORT CORPORATION OF AMERICA, INC.
                           1769 YANKEE DOODLE ROAD
                               EAGAN, MN 55121

                               PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                                 MAY 13, 1997

        This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Transport Corporation of America, Inc. (the "Company") of proxies for the Annual Meeting of Shareholders of the Company to be held in the Admiral's Room at the Pool and Yacht Club, 1600 Lilydale Road, St. Paul, MN 55118, on Tuesday, May 13, 1997 at 2:30 p.m. Central Daylight Time, or any adjournment or adjournments thereof. This Proxy Statement and the enclosed proxy card are being mailed to shareholders on or about April 3, 1997.

        The Company's Annual Report for the fiscal year ended December 31, 1996, including audited financial statements, is being mailed to shareholders concurrently with the Proxy Statement.

        Proxies may be revoked at any time before they are exercised by the execution and delivery of a later proxy, and shareholders present at the meeting may withdraw their proxies and vote in person. Unless revoked, proxies will be voted and, where a choice is specified with respect to any matter to be voted upon, the proxies will be voted as specified.

        The total number of shares outstanding and entitled to vote at the meeting as of March 28, 1997 consists of 6,617,108 shares of $.01 par value Common Stock. Each share of Common Stock is entitled to one vote and there is no cumulative voting. Only shareholders of record at the close of business on March 28, 1997 will be entitled to vote at the Annual Meeting. The presence in person or by proxy of holders of a majority of the shares of stock entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business.

        Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum and in tabulating votes cast on proposals presented to shareholders, but as unvoted for purposes of determining the approval of the matter. Consequently, an abstention will have the same effect as a negative vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

                                  PROPOSAL 1
                            ELECTION OF DIRECTORS

        The Board of Directors of the Company is currently composed of the five members who are nominees for election at the Annual Meeting. It is the recommendation of the Company's Board of Directors that the five nominees named below be reelected as directors, to serve as directors until the next Annual Meeting of Shareholders and until their successors shall be duly elected as directors.

        Unless otherwise directed, the proxies solicited by the Board of Directors will be voted for the election as directors of the nominees named below. The Company believes that each nominee named below will be able to serve; but should any such nominee be unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board may propose.

        The names and ages of the nominees, and their principal occupations and tenure as directors, are set forth below based upon information furnished to the Company by the nominees.

                                                                                                       DIRECTOR
        NAME AND AGE                                 PRINCIPAL OCCUPATION                               SINCE
-------------------------    ------------------------------------------------------------------        --------
James B. Aronson (58)        Chief Executive Officer of the Company since August 1984; President         1984
                             of the Company from August 1984 to June 1994 and June 1996 to present; Prior to August 1984, President and Chief Operating
                             Officer of Overland Express, Inc.

Dennis M. Mathisen (57)      President and Chief Executive Officer of Marshall Financial                 1992
                             Group, Inc. (a merchant banking firm in Minneapolis, Minnesota);
                             Director of Community First Bankshares, Inc.

Anton J. Christianson (44)   Managing General Partner of Cherry Tree Investment, Inc. (a venture         1987
                             capital investment company) since October 1980; Director of Fourth Shift
                             Corporation and TRO Learning, Inc.

Michael J. Paxton (50)       Chairman, President and Chief Executive Officer of O-Cedar Brands, Inc.     1995
                             since January 1996; President and Chief Executive Officer of Haagen-Dazs
                             Company, Inc. (a subsidiary of Grand Metropolitan PLC) from 1992 through
                             1995; President of the Baked Goods Division of Pillsbury Company (a
                             subsidiary of Grand Metropolitan PLC) from 1989 to 1992; Director of
                             Epitope, Inc. (a bio-technology company in Beaverton, Oregon).

Kenneth J. Roering (54)      Professor of Marketing in the Carlson School of Management                  1992
                             at the University of Minnesota since September 1981; Director of
                             TSI, Inc., Sheldahl, Inc. and Arctic Cat Inc.

        VOTE REQUIRED. The affirmative vote of a majority of the shares of the Company's Common Stock represented at the meeting in person or by proxy is required for the election of the nominees.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES.

        MEETINGS. During fiscal 1996, the Board of Directors met five times. Each director attended more than 75% of the meetings of the Board of Directors and any committee on which he served.

        BOARD COMMITTEES. The Board of Directors has established an Audit Committee and a Compensation Committee. The Audit Committee, which met one time during the last fiscal year, is currently composed of Messrs. Christianson (Chairman), Mathisen and Roering. The Audit Committee meets with the Company's independent auditors and representatives of management to review the internal and external financial reporting of the Company, reviews the scope of the internal auditors' examination, considers comments by the auditors regarding internal controls and accounting procedures and management's response to these comments and approves any material non-audit services to be provided by the Company's independent auditors.

The Compensation Committee, which met one time during the last fiscal year, is currently composed of Messrs. Roering (Chairman), Paxton and Mathisen. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding salaries, compensation, stock options and benefits of officers and employees. The Board of Directors has established a Stock Grant Subcommittee of the Compensation Committee, currently composed of Messrs. Mathisen and Paxton, for the purpose of granting awards under the Company's 1986 Employee Stock Option Plan and the 1995 Stock Plan.

The Company does not have a nominating committee.

        DIRECTOR COMPENSATION. Each non-employee member of the Board of Directors receives $1,000 per month, plus $500 per meeting, as compensation for his service. Non-employee directors are also reimbursed for certain expenses in connection with attendance at Board and committee meetings. In addition, pursuant to the Company's 1995 Stock Plan, each non-employee director of the Company automatically receives annually on the date of election or reelection as a director an option to purchase 2,000 shares of the Company's Common Stock at an option price equal to the fair market value of the Company's Common Stock on the date that the option is granted. All such options vest immediately and are exercisable at any time during the five year term or within 30 days of the date when the director terminates his service as a director, whichever period is shorter. The Board may, in appropriate circumstances, waive or modify the requirement that a director exercise an option within 30 days of the date when the director's services as a director terminate. The 1995 Stock Plan also permits granting of additional or alternative options to directors at the discretion of the Board.


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER INFORMATION

        The following table shows, for fiscal years 1996, 1995 and 1994, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to James B. Aronson, the Company's Chief Executive Officer, and to each of the two other executive officers of the Company whose total cash compensation exceeded $100,000 during 1996 (together with Mr. Aronson, the "Named Executives").

                           SUMMARY COMPENSATION TABLE

                                                                         LONG-TERM
                                           ANNUAL COMPENSATION         COMPENSATION
                                         -------------------------   ----------------
                                                                                           ALL OTHER
NAME AND PRINCIPAL POSITION     YEAR     SALARY ($)     BONUS ($)    STOCK OPTIONS (#)    COMPENSATION
---------------------------     ----     ----------     ---------    -----------------    ------------
James B. Aronson                1996      $250,000         $-0-           12,387              2,634(2)
 President and Chief            1995       240,000       57,600(1)           -0-              2,290(2)
 Executive Officer              1994       210,000       15,543(1)        18,750              2,100(2)
Robert J. Meyers                1996       190,000          -0-            9,290              2,367(2)
 Executive Vice President,      1995       180,000       43,200(1)           -0-              2,093(2)
 Chief Financial Officer
 and Chief Information Officer  1994       139,230       44,467(1)        30,000              1,617(2)
Robert E. Johnson(3)            1996       106,096          -0-            9,600            168,805(2)
 President and                  1995       186,000       44,640(1)           -0-             20,494(2)
 Chief Operating                1994        94,231       10,000(1)        67,500             24,773(2)
 Officer

-------------
(1) Represents a bonus earned in the year indicated but paid in the following year.

(2) Except with respect to Mr. Johnson, represents Company contributions to the Company's 401(k) Retirement Plan. For fiscal 1995, the Company's contributions to the Company's 401(k) Retirement Plan for Mr. Johnson was $924. The amounts indicated for Mr. Johnson also include $95,728 reported in 1996 as compensation to Mr. Johnson due to stock option exercises, his total severance payments of $73,077, $19,570 paid in 1995 and $24,773 paid in 1994 as relocation expense and related tax payment reimbursement.

(3) The employment of Mr. Johnson terminated in June 1996 and his stock option to purchase 9,600 shares of the Company's Common Stock was canceled.

EMPLOYMENT AGREEMENTS

The Company entered into an employment agreement effective June 13, 1994 with Robert E. Johnson, the Company's President and Chief Operating Officer, which provided for a base salary for Mr. Johnson of $175,000 per year. Pursuant to the agreement, Mr. Johnson was granted an option to purchase 67,500 shares of Common Stock at a price of $6.47 per share, which vests with respect to one-third of the shares on the date of grant and one-third of the shares on each of the first and second anniversaries of the date of grant. In addition, Mr. Johnson received relocation expenses in the amounts indicated in the above table and received a car allowance. Mr. Johnson's employment with the Company terminated in June 1996 and he was paid a total of $73,077 as part of his severance arrangement. Mr. Johnson also received an option grant to purchase 9,600 shares of the Company's Common Stock in 1996 which option was canceled in June 1996. The Company has no other employment agreements.

STOCK OPTIONS

        The following table contains information concerning individual grants of stock options under the 1995 Stock Plan to each of the named individuals during the last fiscal year.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                  INDIVIDUAL GRANTS
                      -------------------------------------------------------------------------
                                                                                                   POTENTIAL REALIZABLE
                        NUMBER                                                                            VALUE
                          OF                                                                        AT ASSUMED ANNUAL
                      SECURITIES     PERCENT OF TOTAL                    MARKET                           RATES
                      UNDERLYING    OPTIONS GRANTED TO                   PRICE                        OF STOCK PRICE
                       OPTIONS         EMPLOYEES IN       EXERCISE      ON GRANT     EXPIRATION        APPRECIATION
       NAME            GRANTED         FISCAL YEAR        PRICE ($)     DATE ($)        DATE       FOR OPTION TERM ($)
------------------    ----------    ------------------    ---------     --------     ----------    -------------------
                                                                                                    5% ($)     10% ($)
                                                                                                    ------     -------
James B. Aronson       12,387(1)           39.6%           $11.63        $11.63       02/27/01      39,801     87,951
Robert J. Meyers        9,290(1)           29.7%            11.63         11.63       02/27/01      29,850     65,961
Robert E. Johnson       9,600(2)           30.7%            11.63         11.63          06/96          --         --

------------
(1) Becomes exercisable as to one-third of the shares on February 27, 1997 and each of the two anniversaries thereafter.

(2) The employment of Mr. Johnson terminated in June 1996 and these options were canceled at that time.

        The following table sets forth information with respect to the named individuals concerning the exercise of options during 1996 and unexercised options held as of December 31, 1996:

                         AGGREGATED OPTION EXERCISES
                     AND DECEMBER 31, 1996 OPTION VALUES

                                                               NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED             IN-THE-MONEY OPTIONS
                           SHARES                             OPTIONS AT 12/31/96 (#)             AT 12/31/96 ($)(1)
                          ACQUIRED          VALUE          -----------------------------     -----------------------------
        NAME           ON EXERCISE (#)    REALIZED ($)     EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
------------------     ---------------    ------------     -----------     -------------     -----------     -------------
James B. Aronson                0                 --         27,879           14,508          $122,688          $ 8,750
Robert J. Meyers                0                 --         60,596           16,194          $378,625          $14,000
Robert E. Johnson(2)       67,500           $305,775             --               --                --               --

------------
(1) Based on a market price of $10.75 per share of Common Stock on December 31, 1996.

(2)     The employment of Mr. Johnson terminated in June 1996.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        Decisions on compensation of the Company's executives are made by the Compensation Committee of the Board consisting of Messrs. Roering (Chairman), Mathisen and Paxton. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers were during 1996 and will be in 1997 reviewed by the full Board. Pursuant to rules promulgated by the Securities and Exchange Commission ("SEC") designed to enhance disclosure of companies' policies with regard to executive compensation, set forth below is a report submitted by the Compensation Committee addressing the Company's compensation policies for 1996 as they affected Mr. Aronson, the Company's Chief Executive Officer and Messrs. Meyers and Johnson, the executive officers other than the Chief Executive Officer who, for 1996, were the Company's only executive officers whose compensation exceeded $100,000 (together with Mr. Aronson, the "Named Executives"). The following report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "1933 Act") or the Securities Exchange Act of 1934 (the "1934 Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.

        COMPENSATION PHILOSOPHY. The Compensation Committee's executive compensation policies are designed to reflect the following objectives: payment for actual performance; attraction and retention of executives who contribute to the success of the Company; payments commensurate with the best companies in the truckload industry; and alignment of the interests of management with those of stockholders.

        BASE SALARY. The Compensation Committee annually reviews each officer's salary, including those of the Named Executives. In determining the base salary levels, the Compensation Committee considers levels of responsibility, experience, equity, external pay practices and industry trends. With respect to external pay practices, the Compensation Committee reviews the base salaries paid by the Company to a survey of national, public transportation companies. The Company attempts to maintain base salary levels which it believes allows the Company to attract and retain the quality of executive talent needed.

        ANNUAL BONUS. The Compensation Committee established the 1996 Executive Compensation Plan, an annual bonus plan for the Company's management, including the Named Executives, for 1996. Under this plan, the Named Executives were eligible to receive an annual bonus based on improvement of the Company's actual operating ratio over a pre-established target operating ratio. The amount of bonuses were scheduled to increase as the operating ratio improved up to a maximum of approximately 50% of base salary. For fiscal 1996, the pre-established operating ratio was not met and no bonuses were paid.

        LONG-TERM INCENTIVES. To align the interests of management with those of shareholders the Compensation Committee has, using the information obtained from a national accounting and consulting firm, instituted a long-term incentive program which consists of options to be granted to Named Executives upon achieving or exceeding a target operating ratio. Once the target operating ratio is met or exceeded, the Board grants a fixed number of options under a formula based on current stock valuation and base pay. To foster a longer-term perspective, stock options typically vest over a three year period. In 1996, the pre-established operating ratio was not met and no options were granted.

        OTHER COMPENSATION PROGRAMS. The Company maintains certain broad-based employee benefit plans in which its executive officers, including the Named Executives, have been permitted to participate, including retirement, life and health insurance plans. The Company's retirement plan consists of a 401(k) employee saving plan which allows employees to make pre-tax contributions, and in which the Company may, at its discretion, match a portion of the employee contributions. During 1996 the Company contributed amounts equal to one-fourth of the employee deferrals, up to 1% of each participant's compensation. Other non-cash compensation benefits are provided to the Named Executives. None of these benefits are directly or indirectly tied to the Company's performance. In 1996, the Company has instituted an Employee Stock Purchase Plan which allows all Company employees who meet certain eligibility requirements to purchase Company stock at a discount from market. Mr. Meyers is eligible to participate in the Plan.

        MR. ARONSON'S 1996 COMPENSATION. Mr. Aronson's base salary for 1996, which was determined on the same basis as the other Named Executives, was $250,000, which was set at the low end of the competitive scale of chief executive officer compensation for comparable companies. Mr. Aronson did not receive a bonus under the 1996 Executive Compensation Plan described above.

                     SUBMITTED BY THE COMPENSATION COMMITTEE
                       OF THE COMPANY'S BOARD OF DIRECTORS

      Anton J. Christianson     Dennis M. Mathisen     Michael J. Paxton

PERFORMANCE GRAPH

        In accordance with the rules of the SEC, the following performance graph compares performance of the Company's Common Stock on the Nasdaq National Market to the S&P 500 Index and to the ABS Truckload Index prepared by Alex. Brown & Sons Incorporated. The graph compares the cumulative total return from November 4, 1994 (the date of the Company's initial public offering) to December 31, 1996 on $100 invested on November 4, 1994, assumes reinvestment of all dividends and has been adjusted to reflect stock splits. The performance graph is not necessarily indicative of future investment performance.

                      COMPARISON OF CUMULATIVE TOTAL RETURN

                                     [GRAPH]


                  TRANSPORT AMERICA   ABS TRUCKLOAD INDEX   STANDARD & POOR'S
                  -----------------   -------------------   -----------------
11/04/94               100                    100                 100
12/30/94                86.4                   91.6                99.4
03/31/95               102.3                   86.6               108.3
06/30/95                98.9                   79.8               117.8
09/29/95               122.7                   78.9               126.4
12/29/95               104.6                   74.7               133.2
03/29/96               120.5                   84.7               139.6
06/28/96               114.8                   88.7               145.1
09/30/96               102.3                   86                 148.7
12/31/96                97.7                   87.6               160.2


        The performance graph above shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the 1933 Act or the 1934 Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.


                             BENEFICIAL OWNERSHIP OF
                                  COMMON STOCK

        The following table presents information provided to the Company as to the beneficial ownership of the Company's Common Stock as of March 28, 1997 by
(i) the only shareholders known to the Company to hold 5% or more of such stock,
(ii) each of the directors and Named Executives of the Company and (iii) all directors and officers as a group. Unless otherwise indicated, all shares represent sole voting and investment power.

                                                                 PERCENT OF
                                           COMMON STOCK      OUTSTANDING SHARES
BENEFICIAL OWNERS                       BENEFICIALLY OWNED    OF COMMON STOCK
-----------------                       ------------------   ------------------
James B. Aronson(1) .................          593,305            8.9%
 1769 Yankee Doodle Road
 Eagan, MN 55121
Anton J. Christianson(2) ............          535,548            8.1%
 1400 Northland Plaza
 3800 West 80th Street
 Minneapolis, MN 55431
Cowen & Company(4) ..................          664,900           10.0%
 Financial Square, 31st Floor
 New York, NY 10005
Wellington Management Co LLP(4) .....          643,100            9.7%
 75 State Street
 Boston, MA 02109
Central Securities Corporation ......          533,757            8.1%
 375 Park Avenue
 New York, NY 10152
Franklin Mutual Advisers, Inc.(4) ...          385,000            5.8%
 777 Mariners Island Blvd ...........
 San Mateo, CA 94404
T. Rowe Price Associates Inc.(4) ....          336,295            5.1%
 100 East Pratt Street
 Baltimore, MD 21202
Dennis M. Mathisen(1)(3) ............          215,412            3.3%
Michael J. Paxton(1) ................            5,200              *
Kenneth J. Roering(1) ...............           97,750            1.5%
Robert J. Meyers(1) .................          157,777            2.4%
Robert E. Johnson(5) ................           47,500              *
All officers and directors as a group
 (6 persons)(1)(2)(3) ...............        1,604,992           23.8%

------------
* Less than 1%

(1) Includes the following shares for the indicated individual which may be purchased within 60 days from the date hereof pursuant to the exercise of outstanding options or warrants: Mr. Aronson, 27,879 shares; Mr. Meyers, 60,596 shares; Mr. Mathisen, 4,000; Mr. Paxton, 4,000; Dr. Roering, 41,500 shares; all officers and directors as a group, 137,975.

(2) The shares indicated as being owned by Mr. Christianson are owned by Cherry Tree Ventures III, a limited partnership, which owns 535,548 shares, of which Mr. Christianson is a managing general partner. As such, he is deemed to beneficially own such shares.

(3) Includes 66,700 shares of Common Stock held by Marshall Financial Group, Inc., a corporation in which Mr. Mathisen is a shareholder, director and executive officer. Also includes 137,500 shares held by an entity controlled by Mr. Mathisen's wife, with respect to which Mr. Mathisen disclaims beneficial ownership.

(4)     Based on a Schedule 13G filed with the Securities and Exchange
        Commission.

(5) The employment of Mr. Johnson terminated in June 1996. Securities held by Mr. Johnson are not included in the calculation of securities ownership of all officers and directors as a group.

COMPLIANCE WITH SECTION 16(a) OF THE 1934 ACT

        Based upon its review of Forms 3, 4 and 5 and any amendments thereto furnished to the Company pursuant to Section 16 of the 1934 Act, the Company believes all of such forms were filed on a timely basis by reporting persons during the fiscal year ended December 31, 1996.

                                   PROPOSAL 2
                         AMENDMENT TO THE COMPANY'S 1986
                              AND 1995 STOCK PLANS

GENERAL INFORMATION

        On December 1, 1986, the Board of Directors adopted the 1986 Employee Stock Option Plan (the "1986 Plan") and on March 21, 1995, the Board of Directors adopted the 1995 Stock Plan (the "1995 Plan"). The purpose of the 1986 Plan and the 1995 Plan is to enable the Company and its subsidiaries to retain and attract executives and other key employees who contribute to the Company's success by their ability, ingenuity and industry, and to enable such individuals to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company. In addition, the 1995 Plan allows the Company to grant stock options or restricted stock awards to consultants or non-employee directors.

        There are 25,170 and 316,323 shares of Common Stock available for issuance under the 1986 Plan and the 1995 Plan, respectively. Only "non-qualified stock options" may currently be granted under the 1986 Plan. Eligible persons will not pay any consideration to the Company in order to receive options, but will pay the exercise price upon exercise of an option.

AMENDMENT TO THE 1986 PLAN AND THE 1995 PLAN

        Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") limits the Company's deduction for federal income tax purposes of compensation in excess of $1 million per individual paid to the Company's Chief Executive Office and its four highest paid executive officers. Compensation plans which are performance-based, approved by the Company's shareholders, granted by a committee consisting solely of two or more outside directors, and have an annual cap on the number of shares that may be granted to any given individual will not be subject to the deduction limit. Neither the 1986 Plan nor the 1995 Plan currently has an annual cap on the amount of shares subject to an option grant. On December 5, 1996, the Board of Directors amended the 1986 Plan and the 1995 Plan, subject to ratification and approval of the shareholders, to bring each plan into compliance with Section 162(m) of the Code by providing for an annual cap on the number of shares granted to an individual of 100,000 shares. By adopting this change, the Company may deduct any compensation expense resulting from the grant or exercise of options issued under the Plan without regard to the limitations under Code Section 162(m), including options to the individuals described above.

SUMMARY OF THE 1986 PLAN AND THE 1995 PLAN

        GENERAL. In 1996, the SEC adopted new rules under Section 16 of the 1934 Act which required certain amendments to the 1986 Plan and the 1995 Plan (together, the "Plans"). On December 5, 1996, the Board of Directors amended the Plans to bring them into compliance with the new rules. The following provides a short summary of the provisions of the Plans, as amended.

        ELIGIBILITY AND ADMINISTRATION. Officers and other key employees of the Company and its subsidiaries who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and its subsidiaries are eligible to be granted awards under the Plans. Selected consultants under contract to the Company and non-employee directors are eligible to be granted awards only under the 1995 Plan. The Plans are administered by the Board, or in its discretion, by a committee of not less than two directors, each of whom must be "non-employee directors" and "outside directors," as defined in the Plans (the "Committee"), who shall be appointed by the Board. The Board of Directors has established a Stock Grant Subcommittee of the Compensation Committee, currently composed of Messrs. Mathisen and Paxton, for the purpose of granting awards under the Plans. The term "Board" as used in this section refers to the Company's Board of Directors or the Committee. The Board has the power to make awards, determine the number of shares covered by each award and other terms and conditions of such awards, interpret the Plans, and adopt rules, regulations and procedures with respect to the administration of the Plans. The Board may delegate its authority to officers of the Company for the purpose of selecting key employees who are not officers of the Company to be participants in the 1995 Plan.

AWARDS UNDER THE PLANS

        EMPLOYEE STOCK OPTIONS. Under the 1995 Plan, the Board may grant stock options that either qualify as "incentive stock options" under the Code or are "non-qualified stock options" in such form and upon such terms as the Board may approve from time to time. Only "non-qualified stock options" may currently be granted under the 1986 Plan. Stock options granted under the Plans may be exercised during their respective terms as determined by the Board. The purchase price may be paid by tendering cash or, in the Board's discretion, by tendering promissory notes or common stock. The Committee may, in its sole discretion, permit optionees to pay the option exercise price by having the Company withhold upon exercise of the option a number of shares with a fair market value equal to the aggregate option exercise price. No stock option shall be transferable by the optionee or exercised by anyone else during the optionee's lifetime.

        Stock options may be exercised during varying periods of time after a participant's termination of employment, depending upon the reason for the termination. Under the 1986 Plan, following a participant's death, the participant's stock options may be exercised by the legal representative of the estate or the optionee's legatee for a period of three months or until the expiration of the stated term of the option, whichever is less. Under the 1995 Plan, following a participant's death, the participant's stock options may be exercised by the legal representative of the estate or the optionee's legatee for a period of nine months or until the expiration of the stated term of the option, whichever is less. The time periods that apply if the participant is terminated by reason of disability are one year and nine months under the 1986 Plan and the 1995 Plan, respectively. Under both Plans, if the participant's employment is terminated by reason of retirement or for any other reason, the participant's stock options may be exercised for a period of three months or until the expiration of the stated term of the option, whichever is less. In the event of termination of employment by reason of disability or retirement, if an incentive stock option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a non-qualified stock option.

        No incentive stock options shall be granted under the 1986 Plan after December 1, 1996 and under the 1995 Plan after March 21, 2005. The term of an incentive stock option may not exceed 10 years (or 5 years if issued to a participant who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company, any subsidiary or affiliate). The aggregate fair market value of the Common Stock with respect to which an incentive stock option is exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. The exercise price under an incentive stock option may not be less than the fair market value of the Common Stock on the date the option is granted (or, in the event the participant owns more than 10% of the combined voting power of all classes of stock of the Company, the option price shall be not less than 110% of the fair market value of the stock on the date the option is granted). The exercise price for non-qualified stock options granted under the 1995 Plan may be less than 100% of the fair market value of the Common Stock on the date of grant.

        RESTRICTED STOCK. Only under the 1995 Plan, the Board may grant restricted stock awards that result in shares of Common Stock being issued to a participant subject to restrictions against disposition during a restricted period established by the Board. The Board may condition the grant of restricted stock upon the attainment of specified performance goals or service requirements. The provisions of restricted stock awards need not be the same with respect to each recipient.

        The restricted stock granted under the 1995 Plan will be held in custody by the Company until the restrictions thereon have lapsed. During the period of the restrictions, a participant has the right to vote the shares of restricted stock and to receive dividends. Unless and until any restrictions on the shares shall have lapsed, participants shall have no right to sell, transfer, pledge or assign the restricted stock awarded under the 1995 Plan. Notwithstanding the foregoing, all restrictions with respect to restricted stock lapse ten (10) business days prior to the occurrence of a dissolution, merger or other significant corporate change in the Company, as provided in the 1995 Plan. Except as otherwise provided in the award agreement, upon termination of employment of a participant voluntarily by the participant or for Cause (as defined therein), all such shares with respect to which restrictions have not lapsed will be forfeited by the participant, subject to the right of the Committee to waive such restrictions in the event of a participant's death, total disability, retirement or under special circumstances approved by the Committee. If employment is terminated for any other reason, all remaining restrictions on the shares shall immediately lapse and complete beneficial ownership of the shares shall vest in the participant or, if applicable, his or her estate.

        NON-EMPLOYEE DIRECTOR STOCK OPTIONS. The 1995 Plan provides for the annual, automatic granting of a defined number of options to directors who are not employees of the Company. Such options are granted to each person who is not an employee of the Company and who is elected or re-elected as a director by the shareholders at any annual or special meeting of the shareholders. As of the date of such an annual or special meeting, each such director shall automatically receive a non-qualified stock option to purchase 2,000 shares of Common Stock with the option price equal to the fair market value of the Company's Common Stock on such date. These options will have five-year terms and will be exercisable at any time following the date of grant. The purchase price payment terms, transfer restrictions and other similar provisions of employee stock options apply to non-employee director stock options. Non-employee directors may also receive discretionary stock options or restricted stock awards under the 1995 Plan. In the event that discretionary stock options or restricted stock awards are granted to members of the Committee, such awards must be granted by the Board of Directors.

        GENERAL PROVISIONS. The Board may, at the time of any grant under the 1995 Plan, provide that the shares received under the 1995 Plan shall be subject to repurchase by the Company in the event of termination of employment of the participant. The repurchase price will be the fair market value of the stock or, in the case of a termination for Cause, the amount of consideration paid for the stock. The Board may also, at the time of grant, provide the Company with similar repurchase rights, upon terms and conditions specified by the Board, with respect to any participant who, at any time within two years after termination of employment with the Company, directly or indirectly competes with, or is employed by a competitor of, the Company.

FEDERAL INCOME TAX CONSEQUENCES

        STOCK OPTIONS. An optionee will not realize taxable compensation income upon the grant of an incentive stock option. In addition, an optionee generally will not realize taxable compensation income upon the exercise of an incentive stock option if he or she exercises it as an employee or within three months after termination of employment (or within one year after termination if the termination results from a permanent and total disability). The amount by which the fair market value of the shares purchased exceeds the aggregate option price at the time of exercise shall be treated as alternative minimum taxable income for purposes of the alternative minimum tax.

        If stock acquired pursuant to an incentive stock option is not disposed of prior to the date two years from the option grant date or prior to one year from the option exercise date, any gain or loss realized upon the sale of such shares will be characterized as capital gain or loss. If the applicable holding periods are not satisfied, then any gain realized in connection with the disposition of such stock will generally be taxable as compensation income in the year in which the disposition occurred, to the extent of the difference between the fair market value of such stock on the date of exercise and the option exercise price. The Company is entitled to a tax deduction to the extent, and at the time, that the participant realizes compensation income. The balance of any gain will be characterized as a capital gain. Under current law, net long-term capital gains are taxed at a maximum federal tax rate of 28% while other income may be taxed at a higher federal rate.

        An optionee will not realize taxable compensation income upon the grant of a non-qualified stock option, which includes options granted to non-employee directors. When an optionee exercises a non-qualified stock option, he or she will realize taxable compensation income at that time equal to the difference between the aggregate option price and the fair market value of the stock on the date of exercise. If, however, an optionee is subject to Section 16(b) of the 1934 Act (i.e., is an executive officer, director or 10% stockholder of the Company) and the optionee exercises the option within six months after the date the option was granted, he or she will not realize taxable compensation income until six months after the grant of the non-qualified stock option. In such event, the amount of the optionee's compensation income will equal the difference between the aggregate option price and the fair market value of the stock on the date immediately preceding the sixth month anniversary of the date of grant. An optionee who is subject to Section 16(b) may, however, elect under
Section 83(b) of the Code to be taxed at the time of exercise of a non-qualified stock option in the same manner as an optionee who is not subject to Section 16(b). In any event, the Company is entitled to a tax deduction to the extent, and at the time, that the optionee realizes compensation income.

        Upon the exercise of a non-qualified stock option, the Plans require the optionee to pay to the Company any amount necessary to satisfy applicable federal, state or local withholding tax requirements. Under the 1995 Plan, the Board may grant options that permit the optionee to elect to satisfy withholding tax requirements associated with the exercise of an option by authorizing the Company to retain from the number of shares that would otherwise be deliverable to the optionee that number of shares having an aggregate fair market value equal to the tax required to be withheld. The Company would pay the tax liability from its own funds.

        RESTRICTED STOCK. The grant of restricted stock should not result in immediate income for the participant or in a deduction for the Company for federal income tax purposes, assuming the shares are nontransferable and subject to restrictions which would result in a "substantial risk of forfeiture" as intended by the Company. If the shares are transferable or there are no such restrictions, the participant would recognize compensation income when any such restrictions lapse. The amount of such income will be the value of the Common Stock on that date less any amount paid for the shares. Dividends paid on the Common Stock and received by the participant during the restricted period would also be taxable compensation income to the participant. In any event, the Company will be entitled to a tax deduction to the extent, and at the time, that the participant realizes compensation income. A participant may elect, under
Section 83(b) of the Code, to be taxed on the value of the stock at the time of award. If this election is made, the fair market value of the stock at the time of the election is taxable to the participant as compensation income, and the Company is entitled to a corresponding deduction. Dividends on the stock are then taxable to the participant and are no longer deductible by the Company.

        Participants may be required to pay in cash to the Company any taxes required to be withheld at the date restrictions lapse with respect to restricted stock. The participant may elect to satisfy withholding, in whole or in part, by having the Company withhold shares of Common Stock having an aggregate fair market value equal to the amount required to be withheld. The Company would pay the tax liability from its own funds.

VOTE REQUIRED

        Shareholder approval of the amendment to the 1986 Plan and the 1995 Plan to impose an annual cap on the number of shares granted to an individual of 100,000 shares requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy and entitled to vote.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE 1986 PLAN AND THE 1995 PLAN.


                                   PROPOSAL 3
                              APPROVAL OF AUDITORS

        KPMG Peat Marwick LLP, independent certified public accountants, were the auditors for the Company for fiscal 1996 and have been reappointed by the Board of Directors, upon recommendation of the Audit Committee, as the Company's auditors for the current fiscal year and shareholder approval of the appointment is requested. In the event the appointment of KPMG Peat Marwick LLP is not approved by the shareholders, the Board of Directors will make another appointment to be effective at the earliest feasible time.

        A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting of Shareholders and will be available to respond to appropriate questions.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF KPMG PEAT MARWICK LLP.

                              SHAREHOLDER PROPOSALS

        The proxy rules of the Securities and Exchange Commission permit shareholders, after timely notice to a company, to present proposals for shareholder action in a company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by corporate action in accordance with the proxy rules. The Company's Annual Meeting of Shareholders for the fiscal year ended December 31, 1997 is expected to be held on or about May 12, 1998 and proxy materials in connection with that meeting are expected to be mailed on or about April 2, 1998. Shareholder proposals prepared in accordance with the proxy rules must be received by the Company on or before December 2, 1997.

                          METHOD OF PROXY SOLICITATION

        The entire cost of preparing, assembling, printing and mailing the Notice of Annual Meeting of Shareholders, this Proxy Statement, the proxy itself, and the cost of soliciting proxies relating to the meeting will be borne by the Company. In addition to use of the mails, proxies may be solicited by officers, directors, and other regular employees of the Company by telephone, telegraph, or personal solicitation, and no additional compensation will be paid to such individuals. The Company will, if requested, reimburse banks, brokerage houses, and other custodians, nominees and certain fiduciaries for their reasonable expenses incurred in mailing proxy material to their principals.

                                  OTHER MATTERS

        The Board of Directors knows of no business other than that described herein that will be presented for consideration at the Annual Meeting. If, however, other business shall properly come before the meeting, the persons in the enclosed form of proxy intend to vote the shares represented by said proxies on such matters in accordance with their judgment in the best interest of the Company.

        The Annual Report of the Company for the past fiscal year is enclosed herewith and contains the Company's Financial Statements for the fiscal year ended December 31, 1996. A copy of Form 10-K, the Annual Report filed by the Company with the Securities and Exchange Commission, will be furnished without charge to any shareholder who requests it in writing from the Company, at the address noted on the first page of this Proxy Statement.

                                   By Order of the Board of Directors,


                                   Rosalyn A. Hennen
                                   Secretary



                    TRANSPORT CORPORATION OF AMERICA, INC.
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
        FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 1997

        The undersigned hereby appoints James B. Aronson and Kenneth J. Roering, or either of them, as proxies with full power of substitution, to vote all shares of stock of Transport Corporation of America, Inc. of record in the name of the undersigned at the close of business on March 28, 1997 at the Annual Meeting of Shareholders to be held in the Admiral's Room at the Pool and Yacht Club, 1600 Lilydale Road, St. Paul, MN 55118, on May 13, 1997 at 2:30 p.m., or any adjournment or adjournments, hereby revoking all former proxies.

1. ELECTION OF DIRECTORS:

   [ ] FOR all nominees listed below
       (EXCEPT AS MARKED TO THE CONTRARY BELOW)

   [ ] WITHHOLD AUTHORITY
       TO VOTE FOR ALL NOMINEES LISTED BELOW

          JAMES B. ARONSON   DENNIS M. MATHISEN   MICHAEL J. PAXTON
                  ANTON J. CHRISTIANSON   KENNETH J. ROERING

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE FOR BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)

2. PROPOSAL TO AMEND THE COMPANY'S 1986 AND 1995 STOCK PLANS TO IMPOSE AN ANNUAL CAP ON THE NUMBER OF SHARES GRANTED TO AN INDIVIDUAL OF 100,000 SHARES.

                 [ ] For       [ ] Against        [ ] Abstain

                            (continued on other side)

                           (continued from other side)

3. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.
                 [ ] For       [ ] Against        [ ] Abstain

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTERS COMING BEFORE THE MEETING.

        THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED ON PROPOSALS (1), (2) AND (3) IN ACCORDANCE WITH THE SPECIFICATIONS MADE AND "FOR" SUCH PROPOSALS IF THERE IS NO SPECIFICATION.

                                            Dated:                      , 1997
                                                  ---------------------

                                            ----------------------------------
                                                          Signature
                                            ----------------------------------
                                                  Signature if held jointly

Please sign exactly as name(s) are shown at left. When signing as executor, administrator, trustee, or guardian, give full title as such; when shares have been issued in names of two or more persons, all should sign.



                     TRANSPORT CORPORATION OF AMERICA, INC.

                         1986 EMPLOYEE STOCK OPTION PLAN

         1. Purpose. The purpose of the Transport Corporation of America, Inc. 1986 Employee Stock Option Plan is to provide a continuing, long-term incentive to selected eligible officers and key employees of Transport Corporation of America, Inc. (the "Corporation") and of any subsidiary corporation of the Corporation (the "Subsidiary"), as herein defined; to provide a means of rewarding outstanding performance; and to enable the Corporation to maintain a competitive position to attract and retain key personnel necessary for continued growth and profitability.

         2. Definitions. The following words and phrases as used herein shall have the meanings set forth below:

         2.1 "Board" shall mean the Board of Directors of the Corporation.

         2.2 "Change in Control" shall mean the time at which any entity, person or group (other than the Corporation, any subsidiary of the Corporation or any savings, pension or other benefit plan for the benefit of any employees of the Corporation or its subsidiaries) which prior to such time beneficially owned less than twenty percent (20%) of the then outstanding Common Stock acquires such additional shares of Common Stock in one or more transactions, or a series of transactions, such that following such transaction or transactions such entity, person or group beneficially owns, directly or indirectly, twenty percent (20%), or more, of the outstanding Common Stock.

         2.3 "Code" shall mean the Internal Revenue Code of 1986, as amended.

         2.4 "Committee" shall mean a committee of the Board as may be designated by the Board, from time to time, for the purpose of administering this plan as contemplated by Article 4 hereof.

         2.5 "Common Stock" shall mean the common stock, par value $.0l per share, of the Corporation.

         2.6 "Corporation" shall mean Transport Corporation of America, Inc., a Minnesota corporation.

         2.7 "Fair Market Value" of any security on any given date shall be determined by the Committee as follows: (a) if the security is listed for trading on one or more national securities exchanges (including the NASDAQ National Market System), the reported last sales price on the principal such exchange on the date in question, or if such security shall not have been traded on such principal exchange on such date, the reported last sales price on such principal exchange on the first day prior thereto on which such security was so traded; or (b) if the security is not listed for trading on a national securities exchange (including the NASDAQ National Market System) but is traded in the over-the-counter market, the mean of the highest, and lowest bid prices for such security on the date in question, or if there are no such bid prices for such security on such date, the mean of the highest and lowest bid prices on the first day prior thereto on which such prices existed; or (c) if neither (a) nor (b) is applicable, by any means deemed fair and reasonable by the Committee, which determination shall be final and binding on all parties.

         2.8 "ISO" shall mean any stock option granted pursuant to this Plan as an "incentive stock option" within the meaning of Section 422 the Code

         2.9 "Non-Employee Director" shall mean a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act, as amended, or any successor rule.

         2.10 NQO" shall mean any stock option granted pursuant to this Plan which is not an ISO.

         2.11 "Option" shall mean any stock option granted pursuant to this Plan, whether an ISO or an NQO.

         2.12 "Optionee" shall mean any person who is the holder of an Option granted pursuant to this Plan.

         2.13 "Outside Director" shall mean a director who (a) is not a current employee of the Corporation or any member of an affiliated group which includes the Corporation; (b) is not a former employee of the Corporation who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Corporation; (d) does not receive remuneration from the Corporation, either directly or indirectly, in any capacity other than as a director, except as otherwise permitted under Code Section 162(m) and regulations thereunder. For this purpose, remuneration includes any payment in exchange for goods or services. This definition shall be further governed by the provisions of Code
Section 162(m) and regulations promulgated thereunder.

         2.14 "Plan" shall mean this 1986 Employee Stock Option Plan of the Corporation.

         2.15 "Subsidiary" shall mean any corporation which at the time qualifies as a subsidiary of the Corporation under Section 425(f) of the Code.

         3. Shares Available Under Plan. The number of shares which may be issued pursuant to options granted under this Plan shall not exceed 500,000 shares of the Common Stock of the Corporation; provided, however, that shares which become available as a result of canceled, unexercised, lapsed or terminated options granted under this Plan shall be available for issuance pursuant to options subsequently granted under this Plan. The shares issued upon exercise of options granted under this Plan may be authorized and unissued shares or shares previously acquired or to be acquired by the Corporation.

         4.       Administration.

         4.1 The Plan will be administered by the Board or by a Committee of at least two directors, all of whom shall be Outside Directors and Non-Employee Directors. The Committee may be a subcommittee of the Compensation Committee of the Board.

         4.2 The Committee will have plenary authority, subject to provisions of the Plan, to determine when and to whom Options will be granted, the term of each Option, the number of shares covered by it, the participation by the Optionee in other plans, and any other terms or conditions of each Option. The Committee shall determine with respect to each grant of an Option whether a participant shall receive an ISO or an NQO. The number of shares, the term and the other terms and conditions of a particular kind of Option need not be the same, even as to options granted at the same time. The Committee's recommendations regarding option grants and terms and conditions thereof will be conclusive.

         4.3 The Committee will have the sole responsibility for construing and interpreting the Plan, for establishing and amending any rules and regulations as it deems necessary or desirable for the proper administration of the Plan, and for resolving all questions arising under the Plan. Any decision or action taken by the Committee arising out of or about the construction, administration, interpretation and effect of the Plan and of its rules and regulations will, to the extent permitted by law, be within its absolute discretion, except as otherwise specifically provided herein, and will be conclusive and binding on all Optionees, all successors, and any other person, whether that person is claiming under or through any Optionee or otherwise.

         4.4 The Committee will designate one of its members as chairman. It will hold its meetings at the times and places as it may determine. A majority of its members will constitute a quorum, and all determinations of the Committee will be made by a majority of its members. Any determination reduced to writing and signed by all members will be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, who need not be a member of the Committee, and may make such rules and regulations for the conduct of its business as it may deem advisable.

         4.5 No member of the Committee will be liable, in the absence of bad faith, for any act or omission with respect to his services on the Committee. Service on the Committee will constitute service as a member of the Board, so that the members of the Committee will be entitled to indemnification and reimbursement as Board members pursuant to its Bylaws.

         4.6 The Committee will regularly inform the Board as to its actions with respect to all Options granted under the Plan and the terms and conditions and any such Options In a manner, at any times, and in any form as the Board may reasonably request.

         4.7 Any other provision of the Plan to the contrary notwithstanding, the Committee is authorized to take such action as it, in its discretion, may deem necessary or advisable and fair and equitable to Optionees in the event of: a Change in Control of the Corporation; a tender, exchange or similar offer for all or any part of the Common Stock made by any entity, person or group (other than the Corporation, any Subsidiary of the Corporation or any savings, pension or other benefit plan for the benefit of employees of the Corporation and its Subsidiaries); a merger of the Corporation into, a consolidation of the Corporation with, or an acquisition of the Corporation by another corporation; or a sale or transfer of all or substantially all of the Corporation's assets. Such action, in the Committee's discretion, may include (but shall not be deemed limited to): establishing, amending or waiving the forms, terms, conditions or duration of Options so as to provide for earlier, later, extended or additional terms for exercise of the whole, or any installment, thereof; alternate forms of payment; or other modifications. The Committee may take any such actions pursuant to this Section 4.7 by adopting rules or regulations of general applicability to all Optionees, or to certain categories of Optionees; by amending or waiving terms and conditions in stock option agreements; or by taking action with respect to individual Optionees. The Committee may take any such actions before or after the public announcement of any such Change in Control, tender offer, exchange offer, merger, consolidation, acquisition or sale or transfer of assets.

         5. Participants.

         5.1 Participation in this Plan shall be limited to key personnel of the Corporation or of a Subsidiary, who are salaried employees of the Corporation or of a Subsidiary. Officers will be employees for this purpose, whether or not they are also members of the Board, but a member of the Board who is not such an employee will not be eligible to receive an Option.

         5.2 Subject to other provisions of this Plan, Options may be granted to the same participants on more than one occasion.

         5.3 The Committee's determination under the Plan including, without limitation, determination of the persons to receive Options, the form, amount and type of such Options, and the terms and provisions of Options need not be uniform and may be made selectively among otherwise eligible participants, whether or not the participants are similarly situated.

         5.4 No person shall receive Options under this Plan which exceed 100,000 shares during any fiscal year of the Corporation.

         6.       Terms and Conditions.

         6.1 Each Option granted under the Plan shall be evidenced by a written agreement, which shall be subject to the provisions of this Plan and to such other terms and conditions as the Corporation may deem appropriate.

         6.2 Each Option agreement shall specify the period for which the Option thereunder is granted (which in no event shall exceed ten years from the date of the grant for options granted pursuant to Section 6.3(a) hereof and five years from the date of grant for Options granted pursuant to 6.3(b) hereof) and shall provide that the Option shall expire at the end of such period; provided, however, the term of each Option shall be subject to the power of the Committee, among other things, to accelerate or otherwise adjust the terms for exercise of Options pursuant to Section 4.7 hereof in the event of the occurrence of any of the events set forth therein.

         6.3 The exercise price per share shall be determined by the Committee at the time any Option is granted and shall be determined as follows:

                  (a) For employees who do not own stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of any Subsidiary, the ISO exercise price per share shall not be less than one hundred percent (100%) of Fair Market Value of the Common Stock of the Corporation on the date the Option is granted, as determined by the Committee.

                  (b) For employees who own stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of any Subsidiary, the ISO exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock of the Corporation on the date the Option is granted, as determined by the Committee.

                  (c) For all employees, the NQO exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock of the Corporation on the date the Option is granted, as determined by the Committee.

         6.4 The aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which an ISO under this Plan or any other plan of the Corporation or its Subsidiaries is exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000.

         6.5 An Option shall be exercisable at such times, and with respect to such minimum number of shares, as may be determined by the Corporation at the time of grant. The Option agreement may require, if so determined by the Corporation, that no part of the Option may be exercised until the Optionee shall have remained in the employ of the Corporation or of a Subsidiary for such period after the date of the Option as the Corporation may specify. Notwithstanding the foregoing and subject to the discretionary acceleration rights of the Committee, an Option granted to a director, officer or 10% shareholder of the Corporation shall not be exercisable for a period of six (6) months after the date of grant unless the Option has been approved by the Board, the Committee or the shareholders of the Corporation.

         6.6 The Corporation may prescribe the form of legend which shall be affixed to the stock certificate representing shares to be issued and the shares shall be subject to the provisions of any repurchase agreement or other agreement restricting the sale or transfer thereof. Such agreements or restrictions shall be noted on the certificate representing the shares to be issued.

         7. Exercise of Option.

         7.1 Each exercise of an Option granted hereunder, whether in whole or in part, shall be by written notice thereof, delivered to the Secretary of the Corporation (or such other person as he may designate). The notice shall state the number of shares with respect to which the Options are being exercised and shall be accompanied by payment in full for the number of shares so designated. Shares shall be registered in the name of the Optionee unless the Optionee otherwise directs in his or her notice of election.

         7.2 Payment shall be made to the Corporation either (i) in cash, including certified check, bank draft or money order, (ii) at the discretion of the Corporation, by delivering Corporation Common Stock already owned by the participant or a combination of Common Stock and cash, or (iii) at the discretion of the Corporation, by delivering a promissory note, containing such terms and conditions acceptable to the Corporation, for all or a portion of the purchase price of the shares so purchased. With respect to (ii), the Fair Market Value of stock so delivered shall be determined as of the date immediately preceding the date of exercise.

         7.3 Upon notification of the amount due and prior to, or concurrently with, the delivery to the Optionee of a certificate representing any shares purchased pursuant to the exercise of an Option, the Optionee shall promptly pay to the Corporation any amount necessary to satisfy applicable federal, state or local tax requirements.

         8. Assignments. Any Option granted under this Plan shall be exercisable only by the Optionee to whom granted during his or her lifetime and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

         9. Severance; Death; Disability. An Option shall terminate, and no rights thereunder may be exercised, if the person to whom it is granted ceases to be employed by the Corporation or by a Subsidiary except that:

         9.1 If the employment of the Optionee is terminated by any reason other than his or her death or disability, the Optionee may at any time within not more than three months after termination of his or her employment, exercise his or her Option rights but only to the extent they were exercisable by the Optionee on the date of termination of his or her employment; provided, however, that if the employment is terminated by deliberate, willful or gross misconduct as determined by the Committee, all rights under the Option shall terminate and expire upon such termination.

         9.2 If the Optionee dies while in the employ of the Corporation or a Subsidiary, or within not more than three months after termination of his or her employment, the Optionee's rights under the Option may be exercised at any time within three months following such death by his or her personal representative or by the person or persons to whom such rights under the Option shall pass by will or by the laws of descent and distribution.

         9.3 If the employment of the Optionee is terminated because of permanent disability, the Optionee, or his or her legal representative, may at any time within not more than one (1) year after termination of his or her employments exercise his or her Option rights but only to the extent they were exercisable by the Optionee on the date of termination of his or her employment.

         9.4 Notwithstanding anything contained in Sections 9.1, 9.2 and 9.3 to the contrary, no Option rights shall be exercisable by anyone after the expiration of the term of the Option.

         9.5 Transfers of employment between the Corporation and a Subsidiary, or between Subsidiaries, will not constitute termination of employment for purposes of any Option granted under this Plan. The Committee may specify in the terms and conditions of an Option whether any authorized leave of absence or absence for military or government service or for any other reasons will constitute a termination of employment for purposes of the Option and the Plan.

         10. Rights of Participants. Neither the participant nor the personal representatives, heirs, or legatees of such participant shall be or have any of the rights or privileges of a shareholder of the Corporation in respect of any of the shares issuable upon the exercise of an Option granted under this Plan unless and until certificates representing such shares shall have been issued and delivered to the participant or to such personal representatives, heirs or legatees.

         11. Securities Registration. If any law or regulation of the Securities and Exchange Commission or of any other body having jurisdiction shall require the Corporation or the participant to take any action in connection with the exercise of an Option, then notwithstanding any contrary provision of an Option agreement or this Plan, the date for exercise of such Option and the delivery of the shares purchased thereunder shall be deferred until the completion of the necessary action. In the event that the Corporation shall deem it necessary, the Corporation may condition the grant or exercise of an Option granted under this Plan upon the receipt of a satisfactory certificate that the Optionee is acquiring the Option or the shares obtained by exercise of the Option for investment purposes and not with the view or intent to resell or otherwise distribute such Option or shares. In such event, the stock certificate evidencing such shares shall bear a legend referring to applicable laws restricting transfer of such shares. In the event that the Corporation shall deem it necessary to register under the Securities Act of 1933, as amended, or any other applicable statute, any Options or any shares with respect to which an Option shall have been granted or exercised, then the participant shall cooperate with the Corporation and take such action as is necessary to permit registration or qualification of such Options or shares.

         12.      Duration and Amendment.

         12.1 There is no express limitation upon the duration of the Plan, except for the requirement of the Code that all ISOs must be granted within ten years from the date the Plan is approved by the stockholders.

         12.2 The Board may terminate or may amend the Plan at any time, provided, however, that the Board may not without approval of the stockholders of the Corporation, (i) increase the maximum number of shares as to which Options may be granted under the Plan, (ii) permit the granting of Options at less than 100% of Fair Market Value at time of grant, or (iii) change the class of employees eligible to receive Options under the Plan.

         13. Approval of Shareholders. This Plan expressly is subject to approval of holders of a majority of the outstanding shares of Common Stock of the Corporation, and if it is not so approved on or before one year after the date of adoption of this Plan by the Board, the Plan shall not come into effect, and any Options granted pursuant to this Plan shall be deemed canceled.

         14. Conditions of Employment. The granting of an Option to a participant under this Plan shall impose no obligation on the Corporation to continue the employment of any participant and shall not lessen or affect the right of the Corporation to terminate the employment of the participant.

         15. Other Options. Nothing in the Plan will be construed to limit the authority of the Corporation to exercise its corporate rights and powers, including, by way illustration and not by way of limitation, the right to grant options for proper corporate purposes otherwise than under the Plan to any employee or any other person, firm, corporation, association, or other entity, or to grant options to, or assume options of, any person for the acquisition by purchase, lease, merger, consolidation, or otherwise, of all or any part of the business and assets of any person, firm, corporation, association, or other entity.

         Adopted by the Board of Directors and Shareholders on December 1, 1986.


                     TRANSPORT CORPORATION OF AMERICA, INC.
                                 1995 STOCK PLAN




SECTION                         CONTENTS                          PAGE
   1.               General Purpose of Plan; Definitions            1
   2.               Administration                                  3
   3.               Stock Subject to Plan                           4
   4.               Eligibility                                     4
   5.               Stock Options                                   5
   6.               Restricted Stock                                9
   7.               Transfer, Leave of Absence, etc.               11
   8.               Amendments and Termination                     12
   9.               Unfunded Status of Plan                        12
  10.               General Provisions                             13
  11.               Effective Date of Plan                         14


                     TRANSPORT CORPORATION OF AMERICA, INC.
                                 1995 STOCK PLAN


         SECTION 1.  General Purpose of Plan; Definitions.

         The name of this plan is the Transport Corporation of America, Inc. 1995 Stock Plan (the "Plan"). The purpose of the Plan is to enable Transport Corporation of America, Inc. (the "Company") and its Subsidiaries to retain and attract executives, other key employees, consultants and directors who contribute to the Company's success by their ability, ingenuity and industry, and to enable such individuals to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company.

         For purposes of the Plan, the following terms shall be defined as set forth below:

         a.       "Board" means the Board of Directors of the Company.

         b. "Cause" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or a participant's willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company.

         c. "Code" means the Internal Revenue Code of 1986, as amended.

         d. "Committee" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

         e. "Company" means Transport Corporation of America, Inc., a corporation organized under the laws of the State of Minnesota (or any successor corporation).

         f. "Disability" means permanent and total disability as determined by the Committee.

         g. "Early Retirement" means retirement, with consent of the Committee at the time of retirement, from active employment with the Company and any Subsidiary or Parent Corporation of the Company.

         h. "Fair Market Value" means the value of the Stock on a given date as determined by the Committee in accordance with Section 422 of the Code and any applicable Treasury Department regulations with respect to "incentive stock options."

         i. "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

         j. "Non-Employee Director" means a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) of the Securities Exchange Act, as amended, or any successor rule.

         k. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option, and is intended to be and is designated as a "Non-Qualified Stock Option."

         l. "Normal Retirement" means retirement from active employ ment with the Company and any Subsidiary or Parent Corporation of the Company on or after age 65.

         m. "Outside Director" means a director who (a) is not a current employee of the Company or any member of an affiliated group which includes the Company; (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company, either directly or indirectly, in any capacity other than as a director, except as otherwise permitted under Code
                  Section 162(m) and regulations thereunder. For this purpose, remuneration includes any payment in exchange for goods or services. This definition shall be further governed by the provisions of Code Section 162(m) and regulations promulgated thereunder.

         n. "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         o. "Restricted Stock" means an award of shares of Stock that are subject to restrictions under Section 6 below.

         p.       "Retirement" means Normal Retirement or Early Retirement.

         q. "Stock" means the Common Stock, $.01 par value per share, of the Company.

         r. "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5 below.

         s. "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         SECTION 2.  Administration.

         The Plan shall be administered by the Board of Directors or by a Committee appointed by the Board consisting of at least two directors, all of whom shall be Outside Directors and Non-Employee Directors and who shall serve at the pleasure of the Board. The Committee may be a subcommittee of the Compensation Committee of the Board.

         The Committee shall have the power and authority to grant to eligible employees, consultants and directors pursuant to the terms of the Plan: (i) Stock Options and (ii) Restricted Stock.

         In particular, the Committee shall have the authority:

          (i) to select the officers, other key employees, consultants and directors of the Company and its Subsidiaries to whom Stock Options and/or Restricted Stock awards may from time to time be granted hereunder;

         (ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, or Restricted Stock awards, or a combination of the foregoing, are to be granted hereunder;

        (iii) to determine the number of shares to be covered by each such award granted hereunder;

         (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, any restriction on any Stock Option or other award and/or the shares of Stock relating thereto); and

          (v) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant.

         The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may delegate its authority to officers of the Company for the purpose of selecting employees who are not officers of the Company for purposes of (i) above.

         All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

         SECTION 3. Stock Subject to Plan.

         The total number of shares of Stock reserved and available for distribution under the Plan shall be 350,000. Such shares may consist, in whole or in part, of authorized and unissued shares.

         If any shares that have been optioned cease to be subject to Stock Options, or if any shares subject to any Restricted Stock award granted hereunder are forfeited or such award otherwise terminates without a payment being made to the participant, such shares shall again be available for distribution in connection with future awards under the Plan.

         In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, other change in corporate structure affecting the Stock, or spin-off or other distribution of assets to shareholders, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Stock Options granted under the Plan, and in the number of shares subject to Restricted Stock awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number.

         SECTION 4. Eligibility.

         Officers, other key employees, consultants and members of the Board of the Company and Subsidiaries who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and its Subsidiaries are eligible to be granted Stock Options or Restricted Stock awards under the Plan. The optionees and participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares covered by each award.

         Notwithstanding the foregoing, no person shall receive grants of Stock Options and Restricted Stock awards under this Plan which exceed 100,000 shares during any fiscal year of the Company.

         SECTION 5.  Stock Options.

         Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

         The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. No Incentive Stock Options shall be granted under the Plan after March 21, 2005.

         The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of options. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a separate Non- Qualified Stock Option.

         Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code. The preceding sentence shall not preclude any modification or amendment to an outstanding Incentive Stock Option, whether or not such modification or amendment results in disqualification of such Stock Option as an Incentive Stock Option, provided the optionee consents in writing to the modification or amendment.

         Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

         (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant. In no event shall the option price per share of Stock purchasable under an Incentive Stock Option be less than 100% of the Fair Market Value of the Stock on the date of the grant of the Stock Option. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the option price shall be no less than 110% of the Fair Market Value of the Stock on the date the option is granted.

         (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

         (c) Exercisability. Stock Options shall be exercisable at such time or times as determined by the Committee at or after grant. If the Committee provides, in its discretion, that any option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time, provided, however, that unless the Stock Option has been approved by the Board, the Committee or the shareholders of the Company, a Stock Option to a director, officer or a 10% shareholder of the Company or its Subsidiaries shall not be exercisable for a period of six (6) months after the date of the grant. Notwithstanding the foregoing, unless the Stock Option Agreement provides otherwise, any Stock Option granted under this Plan shall be exercisable in full, without regard to any installment exercise or vesting provisions, for a period specified by the Board, but not to exceed sixty (60) days nor be less than seven (7) days, prior to the occurrence of any of the following events: (i) dissolution or liquidation of the Company other than in conjunction with a bankruptcy of the Company or any similar occurrence, (ii) any merger, consolidation, acquisition, separation, reorganization, or similar occurrence, where the Company will not be the surviving entity or (iii) the transfer of substantially all of the assets of the Company or 75% or more of the outstanding Stock of the Company.

         (d) Method of Exercise. Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, or by any other form of legal consideration deemed sufficient by the Committee and consistent with the Plan's purpose and applicable law, including promissory notes or a properly executed exercise notice together with irrevocable instructions to a broker acceptable to the Company to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price. As determined by the Committee, in its sole discretion, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee or Restricted Stock subject to an award hereunder (based on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee); provided, however, that in the event payment is made in the form of shares of Restricted Stock, the optionee will receive a portion of the option shares in the form of, and in an amount equal to, the Restricted Stock award tendered as payment by the optionee. If the terms of an option so permit, or the Committee, in its sole discretion, so permits, an optionee may elect to pay all or part of the option exercise price by having the Company withhold from the shares of Stock that would otherwise be issued upon exercise that number of shares of Stock having a Fair Market Value equal to the aggregate option exercise price for the shares with respect to which such election is made. No shares of Stock shall be issued until full payment therefor has been made. An optionee generally shall have the rights to dividends and other rights of a shareholder with respect to shares subject to the option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of Section 10.

         (e) Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title 1 of the Employee Retirement Income Security Act, or the rules thereunder, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

         (f) Termination by Death. If an optionee's employment by the Company and any Subsidiary or Parent Corporation terminates by reason of death, the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of nine months (or such shorter period as the Committee shall specify at grant) from the date of such death or until the expiration of the stated term of the option, whichever period is shorter.

         (g) Termination by Reason of Disability. If an optionee's employment by the Company and any Subsidiary or Parent Corporation terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after nine months (or such shorter period as the Committee shall specify at grant) from the date of such termination of employment or the expiration of the stated term of the option, whichever period is shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

         (h) Termination by Reason of Retirement. Unless otherwise determined by the Committee, if an optionee's employment by the Company and any Subsidiary or Parent Corporation terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement, but may not be exercised after three months (or such shorter period as Committee shall specify at grant) from the date of such termination of employment or the expiration of the stated term of the option, whichever period is shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

         (i) Other Termination. Unless otherwise determined by the Committee, if an optionee's employment by the Company and any Subsidiary or Parent Corporation terminates for any reason other than death, Disability or Retirement, the Stock Option may be exercised to the extent it was exercisable at such termination for the lesser of three months or the balance of the option's term.

         (j) Annual Limit on Incentive Stock Options. The aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which an Incentive Stock Option under this Plan or any other plan of the Company and any Subsidiary or Parent Corporation is exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

         (k) Directors Who Are Not Employees. Each person who is not an employee of the Company or its Subsidiaries who on and after the date this Plan is adopted is elected or reelected to the Board at any annual or special meeting of the shareholders of the Company shall as of the date of such meeting automatically be granted a Stock Option to purchase 2,000 shares of the Company's Stock at an exercise price per share equal to 100% of the Fair Market Value of a share of the Company's Stock on the date of the grant of the Stock Option; provided, that any director who is not an employee may decline receipt of said Stock Option. All such Stock Options shall be designated as Non-Qualified Stock Options and shall be subject to the same terms and provisions as are then in effect with respect to the grant of Non-Qualified Stock Options to officers and key employees of the Company, except that the term of each such Stock Option shall be equal to five years, which term shall expire 30 days after termination of service as a director, unless the Board, in its discretion, shall waive or modify the term of the grant.

         In the event discretionary Stock Options are granted to members of the Committee, such Stock Options shall be granted by the Board.

         SECTION 6.  Restricted Stock.

         (a) Administration. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the officers and key employees of the Company and Subsidiaries to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards. The Committee may also condition the grant of Restricted Stock upon the attainment of specified performance goals. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

         In the event that Restricted Stock awards are granted to members of the Committee, such awards shall be granted by the Board.

         (b) Awards and Certificates. The prospective recipient of an award of shares of Restricted Stock shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the then applicable terms and conditions.

                   (i) Each participant shall be issued a stock certificate in respect of shares of Restricted Stock awarded under the Plan. Such certificate shall be registered in the name of the participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

                      "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Transport Corporation of America, Inc. 1995 Stock Plan and an Agreement entered into between the registered owner and Transport Corporation of America, Inc. Copies of such Plan and Agreement are on file in the executive offices of Transport Corporation of America, Inc.

                  (ii) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

         (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

                   (i) Subject to the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee may provide for the lapse of such restrictions in installments where deemed appropriate.

                  (ii) Except as provided in paragraph (c)(i) of this Section 6, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any cash dividends. The Committee, in its sole discretion, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional shares of Restricted Stock (to the extent shares are available under Section 3 and subject to paragraph
         (f) of Section 10). Certificates for shares of Unrestricted Stock shall be delivered to the grantee promptly after, and only after, the period of forfeiture shall have expired without forfeiture in respect of such shares of Restricted Stock.

                 (iii) Subject to the provisions of the award agreement and paragraph (c)(iv) of this Section 6, upon termination of employment for any reason during the Restriction Period, all shares still subject to restriction shall thereupon be forfeited by the participant.

                  (iv) In the event of special hardship circumstances of a participant whose employment is terminated (other than for Cause), including death, Disability or Retirement, or in the event of an unforeseeable emergency of a participant still in service, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to such participant's shares of Restricted Stock.

                  (v) All restrictions with respect to any participant's shares of Restricted Stock shall lapse or be deemed to have lapsed or been terminated on the tenth (10th) business day prior to the occurrence of any of the following events: (i) dissolution or liquidation of the Company, other than in conjunction with a bankruptcy of the Company or any similar occurrence, (ii) any merger, consolidation, acquisition, separation, reorganization or similar occurrence, where the Company will not be the surviving entity or (iii) the transfer of substantially all of the assets of the Company or 75% or more of the outstanding Stock of the Company.

         SECTION 7.  Transfer, Leave of Absence, etc.

         For purposes of the Plan, the following events shall not be deemed a termination of employment:

         (a) a transfer of an employee from the Company to a Parent Corporation or Subsidiary, or from a Parent Corporation or Subsidiary to the Company, or from one Subsidiary to another;

         (b) a leave of absence, approved in writing by the Committee, for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed ninety (90) days (or such longer period as the Committee may approve, in its sole discretion); and

         (c) a leave of absence in excess of ninety (90) days, approved in writing by the Committee, but only if the employee's right to reemployment is guaranteed either by a statute or by contract, and provided that, in the case of any leave of absence, the employee returns to work within 30 days after the end of such leave.

         SECTION 8. Amendments and Termination.

         The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made (i) which would impair the rights of an optionee or participant under a Stock Option or Restricted Stock award theretofore granted, without the optionee's or participant's consent, or (ii) which without the approval of the stockholders of the Company would cause the Plan to no longer comply with Rule 16b-3 under the Securities Exchange Act of 1934, Section 422 of the Code or any other regulatory requirements. Further, paragraph k of Section 5 shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.

         The Committee may amend the terms of any award or option theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without his consent. The Committee may also substitute new Stock Options for previously granted options, including previously granted options having higher option prices.

         SECTION 9. Unfunded Status of Plan.

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

         SECTION 10.  General Provisions.

         (a) The Committee may require each person purchasing shares pursuant to a Stock Option under the Plan to represent to and agree with the Company in writing that the optionee is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

         All certificates for shares of Stock delivered under the Plan pursuant to any Restricted Stock awards shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         (b) Subject to paragraph (d) below, recipients of Restricted Stock awards under the Plan (not including Stock Options) are not required to make any payment or provide consideration other than the rendering of services.

         (c) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company or any subsidiary any right to continued employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

         (d) Each participant shall, no later than the date as of which any part of the value of an award first becomes includable as compensation in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. With respect to any award under the Plan, if the terms of such award so permit, a participant may elect by written notice to the Company to satisfy part or all of the withholding tax requirements associated with the award by (i) authorizing the Company to retain from the number of shares of Stock that would otherwise be deliverable to the participant, or (ii) delivering to the Company from shares of Stock already owned by the participant, that number of shares having an aggregate Fair Market Value equal to part or all of the tax payable by the participant under this Section 10(d). Any such election shall be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings.

         (e) At the time of grant, the Committee may provide in connection with any grant or award made under this Plan that the shares of Stock received as a result of such grant shall be subject to a repurchase right in favor of the Company, pursuant to which the participant shall be required to offer to the Company upon termination of employment for any reason any shares that the participant acquired under the Plan, with the price being the then Fair Market Value of the Stock or, in the case of a termination for Cause, an amount equal to the cash consideration paid for the Stock, subject to such other terms and conditions as the Committee may specify at the time of grant. The Committee may, at the time of the grant of an award under the Plan, provide the Company with the right to repurchase, or require the forfeiture of, shares of Stock acquired pursuant to the Plan by any participant who, at any time within two years after termination of employment with the Company, directly or indirectly competes with, or is employed by a competitor of, the Company.

         (f) The reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall only be permissible if the Committee (or the Company's chief executive or chief financial officer) certifies in writing that under Section 3 sufficient shares are available for such reinvestment (taking into account then outstanding Stock Options and other Plan awards).

         SECTION 11.       Effective Date of Plan.

         The Plan was approved by the Board and became effective on March 21, 1995. The Plan was further amended by the Board on December 5, 1996.